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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 23, 2006

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                                          88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
       Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)



    6370 Nancy Ridge Drive, Suite 112                           92121
          San Diego, California                             --------------
----------------------------------------                       Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

            Our annual meeting of stockholders previously scheduled for September 7, 2006, has been rescheduled to November 14, 2006. The rescheduling provides management with more time to determine whether to add additional items to the annual meeting ballot. The record date for the meeting has been set at October 6, 2006. The meeting will be held at a time and place to be announced in the formal notice of the meeting. We intend to mail the formal notice of the meeting, the proxy materials and the annual report on or about October 13, 2006.

         In accordance with the requirements for advance notice set forth in our bylaws, unless we receive notice on or before September 2, 2006 of a nomination for director or other business to be brought before the annual meeting by a stockholder, the nomination or matter will not be presented for stockholder action at the meeting and will be disregarded. If we receive timely notice in accordance with our bylaws, management intends to exercise discretionary authority conferred in the form of proxy to vote on the matter as management sees fit, to the extent permitted by the rules of the Securities and Exchange Commission.

         When the date of our annual meeting was initially changed by more than 30 days from the date of our previous year's annual meeting, the deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for the meeting pursuant to Rule 14a-8(e) of the Securities and Exchange Commission was set at June 30, 2006, which we designated as a reasonable time before we began to print and mail proxy materials. No stockholder proposals were received by such date, and none will be accepted in connection with the rescheduling of the annual meeting as described above.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2006                       MICROISLET, INC.


                                            By: /s/ Kevin A. Hainley
                                                --------------------------------
                                                Kevin A. Hainley
                                                Interim Chief Financial Officer